UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1 to this report is a press release dated October 5, 2005.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: October 05, 2005

By:

‘Wayne Smith”

Wayne Smith

COO & VP Finance

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Press Release dated October 5, 2005

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

VISIPHOR TO ACQUIRE SUNAPTIC AND GAIN IMMEDIATE ENTRY INTO HEALTH CARE MARKET

VANCOUVER, CANADA, October 6, 2005 – Visiphor Corporation (“Visiphor”), a provider of leading data integration solutions to law enforcement worldwide and the U.S. Department of Homeland Security, is pleased to announce it has reached an agreement to acquire Sunaptic Solutions Incorporated, a privately-held, Vancouver-based company specializing in providing integration solutions using Microsoft technologies such as .NET and BizTalk Server for the health care and financial services marketplaces.

Sunaptic is a profitable company with a client list that includes several major provincial health authorities and companies in the aerospace, energy, financial services and media sectors. Sunaptic revenues were $1.2 million in 2004 and are expected to be over $4 million in 2005. The logistics involved in merging Sunaptic and Visiphor operations are significantly simplified by the fact that both companies have their head offices in Vancouver.

The acquisition will immediately position Visiphor in the healthcare and financial services sectors, as Sunaptic is an established provider of business integration solutions to these markets. Visiphor will also be acquiring proven technical talent -- a scarce resource in today’s competitive climate. As a result of the acquisition Visiphor becomes a Microsoft Gold Certified Partner, a designation achieved only by a very small percentage of the Microsoft partnership base.

Visiphor President and CEO Roy Trivett stated “I am thrilled with all aspects of this transaction. Sunaptic brings an immediate, significant footprint in the health care and financial services markets. They have great management, an incredibly talented pool of professional resources, and an impressive backlog of business. They are profitable and are expected be immediately accretive to Visiphor. This gives our company the critical mass necessary to address exciting growth opportunities in all major verticals of the business and data integration sectors. We are in the right place, at the right time with the right technology.”

Sunaptic President Mike Hilton added “This positions our combined entity with an optimal blend of product and solution delivery capability. Our industry-focused solution consulting will keep us in constant touch with the changing needs of our customer communities. This will allow us to maintain the leadership position that we enjoy in the marketplace today.”

Visiphor will acquire 100% of the outstanding shares of Sunaptic for consideration of $3,200,000. The consideration will consist of $2,720,000 in cash and 960,000 common shares of Visiphor at a deemed price of $0.50 per share. The common shares issued by Visiphor will be held in escrow, with 50% to be released on the 12 month anniversary of closing of the acquisition and 50% to be released on the 18 month anniversary of the closing of the acquisition. The closing of the acquisition is subject to Visiphor completing an associated financing of sufficient size to fund the cash portion of the consideration. The transaction is required to close on or before November 15, 2005. This transaction is subject to regulatory approval.

Visiphor is also pleased to announce that in conjunction with the acquisition it has entered into an agreement with an agent (the “Agent”) to complete a proposed brokered private placement  by way of an offering memorandum (“the Offering”) of up to CDN $5,500,000. The Offering will consist of up to 11 million units (the “Units”) priced at $0.50 per Unit. Each Unit will consist of one common share and one half common share purchase warrant.  Each whole warrant will entitle the holder for one year from the date of issue of the Units to acquire one additional common share in the capital of Visiphor at an exercise price of $0.60 or at $0.75 for a second year. The private placement is subject to regulatory approval.

The Agent’s consideration for the Offering will be:

a)

a cash commission of 7% of the gross proceeds of the offering;

b)

brokers’ warrants entitling the holder to purchase up to such number of Units as is equal to 10% of the total number of Units sold through the Offering, each warrant exercisable for a period of two years for one Unit at $0.50;

c)

a work fee of CDN $25,000 cash plus reasonable expenses.

The proceeds of the private placement will be used to complete the acquisition of Sunaptic and to provide the operating capital to fund the merger of the two companies and the expansion of the combined business.

The securities offered as part of the Offering will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, “U.S. persons”, as such term in defined in Regulation S promulgated under the U.S. Securities Act, except in certain transactions exempt from the registration requirements of the U.S. Securities Act.

This news release shall not constitute an offer to sell or an offer to buy the securities in any jurisdiction.

About Visiphor

Based in Vancouver, British Columbia, Visiphor specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Visiphor’s proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Visiphor delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated remarkable reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly successful deployments in the United States and Canada. Visiphor’s booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East. Visiphor is a Microsoft Certified Partner. For information about Visiphor or the company’s products and services, please refer to www.visiphor.com.

Visiphor trades under the following stock symbols: OTCBB: VISRF; TSX-V: VIS; DE: IGYA

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ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver Revell”

Chairman of the Board, Visiphor Corporation

“Roy Trivett”

President and CEO, Visiphor Corporation

Media Inquiries:

Eric Westra - Manager, Marketing & Communications

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 226

E-mail: eric.westra@visiphor.com

Investor Inquiries:

Rick Peterson – VP Capital Markets

Visiphor Corporation

Phone: +1-604-684-2883

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.